UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

LAVA Therapeutics N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-40241	82-2745484
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Yalelaan 62 Utrecht, The Netherlands	3584
(Address of Principal Executive Offices)	(Zip Code)

+31 85 016 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, €0.12 nominal value	LVTX	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed by LAVA Therapeutics N.V., a Dutch public limited liability company (naamloze vennootschap) (the “Company”), on August 3, 2025, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with XOMA Royalty Corporation, a Nevada corporation (“Buyer”), as amended by that certain Amendment to the Purchase Agreement dated October 17, 2025 (the “Amendment”), to purchase all of the issued and outstanding common shares, par value €0.12 per share, of the Company (“Shares”) at a purchase price of $1.04 per Share plus (ii) one contingent value right (“CVR”) per Share, which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement (as defined and further described below), payable subject to any applicable tax withholding and without interest (together with the Cash Amount, the “Offer Consideration”), all upon the terms and subject to the conditions as set forth in the Amended and Restated Offer to Purchase, dated October 17, 2025 (as may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal (the “Letter of Transmittal,” together with the Offer to Purchase and other related materials, as each may be amended or supplemented from time, the “Offer”).

The Offer, as extended, expired one minute after 11:59 p.m. Eastern Time on November 12, 2025 (the “Expiration Time”), at which time all conditions to the Offer were satisfied or waived.  Broadridge Corporate Issuer Solutions, LLC, the depositary for the Offer (the “Depositary”), advised Buyer that, as of the Expiration Time, 22,877,463 Shares, representing approximately 87% of the issued and outstanding Shares, were validly tendered pursuant to the Offer and not properly withdrawn. The number of Shares tendered satisfied the Minimum Condition for the Offer. On November 13, 2025, Buyer accepted for payment all such Shares validly tendered and not properly withdrawn pursuant to the Offer prior to the Expiration Time and promptly thereafter paid (by delivery of funds to the Depositary) (the “Closing”) for all such Shares.

Following the Expiration Time, in accordance with the Purchase Agreement, Buyer commenced a subsequent offering period (the “Subsequent Offering Period”) in accordance with Rule 14d-11 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on November 13, 2025. Shares validly tendered during the Subsequent Offering Period will be immediately accepted and promptly paid for by Buyer pursuant to the terms of the Offer. The Subsequent Offering Period will expire one minute after 11:59 p.m. Eastern Time on November 20, 2025.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 13, 2025, the Company issued a press release announcing that it has submitted written notice to The Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily delist its Shares from Nasdaq. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 5.01	Changes in Control of Registrant.

The information contained in the Introductory Note and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01. As a result of the Closing, there was a change in control of the Company, and the Company became a majority owned subsidiary of Buyer.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Purchase Agreement and the voting results of the Company’s extraordinary general meeting of shareholders, effective as of the Closing, the following directors ceased to be directors on the Company’s Board of Directors (the “Board”): Stephen Hurly, Jay Backstrom, Peter Kiener, James Noble, Christy Oliger and Mary Wadlinger. Kapil Dhingra and Karen J. Wilson  remain as directors of the Board and any committees of the Board for which they serve.

On November 13, 2025, effective as of the Closing, Owen Hughes, Thomas Burns, Bradley Sitko and Maricel Montano were appointed as directors of the Company, with Messrs. Burns and Sitko and Ms. Montano serving as non-executive directors and Mr. Hughes serving as executive director.

Biographical information about Messrs. Hughes, Burns and Sitko and Ms. Montano is set forth under the caption “Board of Directors and Corporate Governance – Nominees for Director” in the Company’s revised definitive proxy statement on Schedule 14A filed with the SEC on October 17, 2025 and is incorporated herein by reference. Messrs. Hughes, Burns and Sitko and Ms. Montano are not the beneficial owners of any Shares.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 13, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

Important Additional Information and Where to Find It

The description contained in this Current Report on Form 8-K is for informational purposes only and is not a recommendation, an offer to buy or the solicitation of an offer to sell any of the Company’s common shares. The Subsequent Offering Period will expire at 11:59 p.m., New York City time, on November 19, 2025. Buyer has filed a Tender Offer Statement on Schedule TO and the Company has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the Offer.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER). Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “SEC Filings” subsection of the “Financial Information” section of the Company’s website at https://ir.lavatherapeutics.com/.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA Therapeutics N.V.

Date: November 13, 2025	By:	/s/ Fred Powell

Fred Powell Chief Financial Officer